Exhibit 21.1
Subsidiaries of Healthcare Trust of America, Inc. Healthcare Trust of America, Inc.
G&E Healthcare REIT Holdings, L.P. (Delaware)
HTA — 5995 Plaza Drive, LLC (Delaware)
G&E Healthcare REIT Academy, LLC (Delaware)
HTA — Amarillo Hospital, LLC (Delaware)
G&E Healthcare REIT County Line Road, LLC (Delaware)
G&E Healthcare REIT Chesterfield Rehab Hospital, LLC (Delaware)
HTA — Cypress Station, LLC (Delaware)
HTA — Decatur Medical Plaza, LLC (Delaware)
G&E Healthcare REIT/Duke Chesterfield Rehab, LLC (Delaware)
G&E Healthcare REIT Epler Parke Building B, LLC (Delaware)
HTA — Fort Road Medical, LLC (Delaware)
HTA— Lima-207, LLC (Delaware)
HTA — Lincoln Park Boulevard, LLC (Delaware)
HTA — Liberty Falls Medical Plaza, LLC (Delaware)
HTA — Marietta Health Park, LLC (Delaware)
HTA — Medical Portfolio 1, LLC (Delaware)
HTA — Medical Portfolio 2, LLC (Delaware)
G&E Healthcare REIT Medical Portfolio 2-St. Louis, LLC (Delaware)
G&E Healthcare REIT Medical Portfolio 3, LLC (Delaware)
HTA — Medical Portfolio 4, LLC (Delaware)
HTA — Medical Portfolio 4-Parma, LLC (Delaware)
G&E Healthcare REIT Medical Portfolio 4-Phoenix, LLC (Delaware)
G&E Healthcare REIT Mountain Empire, LLC (Delaware)
G&E Healthcare REIT Mountain Plains-CO, LLC (Delaware)
HTA — Mountain Plains-TX, LLC (Delaware)
G&E Healthcare REIT Mountain Plains-TXF1, LLC (Delaware)
G&E Healthcare REIT Mountain Plains-WA, LLC (Delaware)
G&E Healthcare REIT Nutfield Professional Center, LLC (Delaware)
G&E Healthcare REIT Oklahoma City, LLC (Delaware)
G&E Healthcare REIT Presidential, LLC (Delaware)
G&E Healthcare REIT Renaissance, LLC (Delaware)
HTA — Senior Care Portfolio 1, LLC (Delaware)
HTA — Southcrest, LLC (Delaware)
G&E Healthcare REIT Vista Professional Center, LLC (Delaware)
HTA — Wisconsin MOB Portfolio, LLC (Delaware)
HTA — Greenville, LLC (Delaware)
HTA — Greenville CFM, LLC (Delaware)
HTA — Greenville CHOS, LLC (Delaware)
HTA — Greenville Cleveland Street, LLC (Delaware)
HTA — Greenville Greer MOB A, LLC (Delaware)
HTA — Greenville Greer MOB B, LLC (Delaware)
HTA — Greenville Life Center, LLC (Delaware)
HTA — Greenville Maxwell Pointe, LLC (Delaware)
HTA — Greenville Memorial CTC, LLC (Delaware)
HTA — Greenville Memorial ISB, LLC (Delaware)
HTA — Greenville Memorial MOB, LLC (Delaware)
HTA — Greenville Mills Avenue, LLC (Delaware)
HTA — Greenville Patewood Administration, LLC (Delaware)
HTA — Greenville Patewood MOB A, LLC (Delaware)
HTA — Greenville Patewood MOB B, LLC (Delaware)
HTA — Greenville Patewood MOB C, LLC (Delaware)
HTA — Greenville Travelers Rest, LLC (Delaware)

HTA — Mary Black MOB (Delaware)
HTA — Loch Raven, LLC (Delaware)
HTA — Hampden Place MOB (Delaware)
HTA — Dallas LTAC Hospital (Delaware)
HTA — Atlee Medical Portfolio Coriscana (Delaware)
HTA — Atlee Medical Portfolio Fort Wayne (Delaware)
HTA — Atlee Medical Portfolio San Angelo (Delaware)
HTA — Denton Medical Rehab (Delaware)
HTA — Banner Sun City Lakeview Medical Arts Center (Delaware)
HTA — Banner Sun City Lakeview Plaza Center (Delaware)
HTA — Banner Sun City Royal Oak Plaza (Delaware)
HTA — Banner Sun City CIGNA Health Building (Delaware)
HTA — Banner Sun City Sun City West Medical Arts Building (Delaware)
HTA — Banner Sun City Granite Valley MOB I (Delaware)
HTA — Banner Sun City Sun City Cardiac Center (Delaware)
HTA — Banner Sun City Lakes Medical Plaza I (Delaware)
HTA — Banner Sun City Lakes Club (Delaware)
HTA — Banner Sun City Boswell West MOB (Delaware)
HTA — Banner Sun City Eye Institute (Delaware)
HTA — Banner Sun City Boswell Medical Plaza (Delaware)
HTA — Banner Sun City Webb Medical Plaza Building C (Delaware)
HTA — Banner Sun City Webb Medical Plaza Building B (Delaware)
HTA — Banner Sun City Webb Medical Plaza Building A (Delaware)
HTA — Banner Sun City Colonnade Pro Plaza I (Delaware)
HTA — Banner Sun City Mountain View Medical Plaza I (Delaware)
HTA — Wisconsin MOB 2, LLC (Delaware)
NNN Crawfordsville, LLC (Delaware)
HTA — Gallery Medical, LLC (Delaware)
HTA — 2750 Monroe, LLC (Delaware)
NNN Healthcare/Office REIT Commons V, LLC (Delaware)
NNN Healthcare/Office REIT E Florida LTC, LLC (Delaware)
HTA — Gwinnett, LLC (Delaware)
NNN Healthcare/Office REIT Kokomo Medical Office Park, LLC (Delaware)
HTA — Lima, LLC (Delaware)
HTA — Market Exchange, LLC (Delaware)
HTA — Northmeadow, LLC (Georgia)
HTA — Peachtree, LLC (Delaware)
HTA — St. Mary Physician Center, LLC (Delaware)
HTA — Thunderbird Medical, LLC (Delaware)
HTA — Triumph, LLC (Delaware)
NNN Healthcare/Office REIT Tucson Medical Office, LLC (Delaware)
NNN Lenox Medical, LLC (Delaware)
NNN Lenox Medical Land, LLC (Delaware)
NNN Southpointe, LLC (Delaware)